UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                    --------

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 27, 2002

                       DIGITAL COURIER TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Delaware                     0-20771               87-0461586
  -------------------------------     ----------------    ---------------------
  (State or other jurisdiction of     (Commission File       (I.R.S. Employer
   incorporation or organization)          Number)        Identification Number)


348 East 6400 South, Suite 220, Salt Lake City, Utah          84107
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (801) 266-5390

                                       N/A
          (Former Name or Former Address if Changed Since Last Report)
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Item 5.  Other Events and Regulation FD Disclosure


Mr. George C. Pappas resigned as director of the Company on August 27, 2002, and on September 3, 2002, Mr. James J. Condon resigned as the Chairman of the Company's Board of Directors and as a director On September 13, 2002, Craig R. Darling was elected Chairman of the Board. Mr. Darling was appointed to the Company's Board of Directors on July 8, 2002.

In addition to Mr. Darling, Messrs. Stephen T. Cannon and Lee Britton continue to serve as directors.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 17, 2002

                                            DIGITAL COURIER TECHNOLOGIES, INC.

                                             By:  /s/Lynn J. Langford
                                                  --------------------------
                                                     Lynn J. Langford
                                                     Chief Financial Officer

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